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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 18, 2001 appearing on page F-1 of the Meade Instruments Corp. Annual Report on Form 10-K for the year ended February 28, 2001.


/s/ PricewaterhouseCoopers LLP

Costa Mesa, California
April 22, 2002